Exhibit 99.5
JOINT FILING AGREEMENT AND POWER OF ATTORNEY
In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to: (a) the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the Class A Common Shares, par value $0.01 per share, of Global Ship Lease, Inc. beneficially owned by each of them, as applicable, (b) the appointment of James J. Connors, II as Attorney-in-Fact to execute such Statement and any amendment thereto in the name and on behalf of the undersigned and (c) the inclusion of this Joint Filing Agreement and Power of Attorney as an exhibit thereto.
Date: November 21, 2018

KEP VI (Newco Marine), Ltd.

Signature:	/s/ James J. Connors, II
	By:	James J. Connors, II, Director

KEP VI (Cayman), L.P.

Signature:	/s/ James J. Connors, II
	By:	KEP VI (Cayman) GP Ltd., its General Partner; by James J. Connors, II, Director and Vice President

KEP VI (Cayman) GP Ltd.

Signature:	/s/ James J. Connors, II
	By:	James J. Connors, II, Director and Vice President

KEP VI (Cayman) GP Ltd.

Signature:	/s/ James J. Connors, II
	By:	James J. Connors, II, Director and Vice President

KIA VIII (Newco Marine), Ltd.

Signature:	/s/ James J. Connors, II
	By:	James J. Connors, II, Director

KIA VIII (International), L.P.

Signature:	/s/ James J. Connors, II
	By:	Kelso GP VIII (Cayman), L.P., its General Partner; by Kelso GP VIII (Cayman), Ltd., its General Partner; by James J. Connors, II, Director and Vice President

KELSO GP VIII (Cayman) L.P.

Signature:	/s/ James J. Connors, II
	By:	James J. Connors, II, Director and Vice President

KELSO GP VIII (Cayman) Ltd.

Signature:	/s/ James J. Connors, II
	By:	Kelso GP VIII (Cayman) Ltd., its general partner; By James J. Connors, II, Director and Vice President

PHILIP E. BERNEY

Signature:	/s/ Philip E. Berney

FRANK K. BYNUM, JR.

Signature:	/s/ Frank K. Bynum, Jr.

JAMES J. CONNORS, II

Signature:	/s/ James J. Connors, II

MICHAEL B. GOLDBERG

Signature:	/s/ Michael B. Goldberg

FRANK J. LOVERRO

Signature:	/s/ Frank J. Loverro

GEORGE E. MATELICH

Signature:	/s/ George E. Matelich

CHURCH M. MOORE

Signature:	/s/ Church M. Moore

FRANK T. NICKELL

Signature:	/s/ Frank T. Nickell

STANLEY DE J. OSBORNE

Signature:	/s/ Stanley De J. Osborne

DAVID I. WAHRHAFTIG

Signature:	/s/ David I. Wahrhaftig

THOMAS R. WALL, IV

Signature:	/s/ Thomas R. Wall, IV

CHRISTOPHER L. COLLINS

Signature:	/s/ Christopher L. Collins

ANNA LYNN ALEXANDER

Signature:	/s/ Anna Lynn Alexander

HOWARD A. MATLIN

Signature:	/s/ Howard A. Matlin

STEPHEN C. DUTTON

Signature:	/s/ Stephen C. Dutton

MATTHEW S. EDGERTON

Signature:	/s/ Matthew S. Edgerton

JOHN K. KIM

Signature:	/s/ John K. Kim

HENRY MANNIX III

Signature:	/s/ Henry Mannix III